UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            June 15, 2020

AMREP CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

620 West Germantown Pike, Suite 175 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.10 par value	AXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2020, Lavender Fields, LLC (“LF”), a subsidiary of AMREP Corporation, acquired approximately 28 acres in Bernalillo County, New Mexico comprising the Meso AM subdivision, which is planned for 82 residential lots.

A.	Acquisition Financing. The acquisition included $1,838,333 of deferred purchase price, of which $919,167 is payable on or before June 15, 2021 and $919,166 is payable on or before June 15, 2022. The deferred purchase price is evidenced by a non-interest bearing Promissory Note, dated June 15, 2020, and is secured by a Mortgage, Security Agreement and Fixture Filing with respect to the acquired property. The lien of the mortgage on any portion of the property will be released as to such property upon payment of that percentage of the then unpaid principal balance of the Promissory Note equal to the number of acres of land within the property being released divided by the number of acres of land within the property then remaining encumbered by the mortgage. Any prepayment shall be credited toward the next payment due under the Promissory Note.

LF made certain representations and warranties in connection with this loan and are required to comply with various covenants, reporting requirements and other customary requirements for similar loans. The loan documentation contains customary events of default for similar financing transactions, including: LF’s failure to make principal or other payments when due; the failure of LF to observe or perform their covenants under the loan documentation; and the representations and warranties of LF being false. Upon the occurrence and during the continuance of an event of default, the outstanding principal amount and all other obligations under the loan may be declared immediately due and payable.

B.	Development Financing. On June 19, 2020, LF entered into a Development Loan Agreement with BOKF. The Development Loan Agreement is evidenced by a Non-Revolving Line of Credit Promissory Note, dated June 19, 2020, and is secured by a Mortgage, Security Agreement and Financing Statement, between LF and BOKF with respect to the acquired property. Pursuant to a Guaranty Agreement, dated June 19, 2020, entered into by AMREP Southwest Inc. (“ASW”), a subsidiary of AMREP Corporation, in favor of BOKF, ASW has guaranteed LF’s obligations under each of the above agreements.

•	Initial Available Principal: BOKF agrees to lend up to $3,750,000 to LF on a non-revolving line of credit basis to partially fund the development of the acquired property.

•	Repayments: LF is required to make periodic principal repayments of borrowed funds not previously repaid as follows: $657,500 on or before March 19, 2022; $394,500 on or before June 19, 2022; $394,500 on or before September 19, 2022; $394,500 on or before December 19, 2022; $394,500 on or before March 19, 2023; $394,500 on or before June 19, 2023; $394,500 on or before September 19, 2023; $394,500 on or before December 19, 2023; and $331,000 on or before March 19, 2024. The outstanding principal amount of the loan may be prepaid at any time without penalty. On the maturity date, LF will be required to make a final payment of all outstanding principal and accrued and unpaid interest.

•	Maturity Date: The loan is scheduled to mature in June 2024.

•	Interest Payments: Interest on the outstanding principal amount of the loan is payable monthly at the annual rate equal to the London Interbank Offered Rate for a thirty-day interest period plus a spread of 3.0%, adjusted monthly, subject to a minimum interest rate of 3.75%.

•	Lot Release Price: BOKF is required to release the lien of its mortgage on any lot upon LF making a principal payment of $65,750.

LF and ASW have made certain representations and warranties in connection with this loan and are required to comply with various covenants, reporting requirements and other customary requirements for similar loans. The loan documentation contains customary events of default for similar financing transactions, including: LF’s failure to make principal, interest or other payments when due; the failure of LF or ASW to observe or perform their respective covenants under the loan documentation; the representations and warranties of LF or ASW being false; the insolvency or bankruptcy of LF or ASW; and the failure of ASW to maintain a tangible net worth of at least $32 million. Upon the occurrence and during the continuance of an event of default, BOKF may declare the outstanding principal amount and all other obligations under the loan immediately due and payable. LF incurred certain customary costs and expenses and paid certain fees to BOKF in connection with the loan.

The foregoing description of the loan documentation is a summary only and is qualified in all respects by the provisions of the loan documentation; copies of the Promissory Note and Mortgage, Security Agreement and Fixture Filing from the Seller Financing and the Development Loan Agreement, Non-Revolving Line of Credit Promissory Note, Mortgage, Security Agreement and Financing Statement and Guaranty Agreement from the Development Financing are attached hereto as Exhibits 10.1 through 10.6 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Promissory Note, dated as of June 15, 2020, between MesoAM LLC and Lavender Fields, LLC.

10.2	Mortgage, Security Agreement and Fixture Filing, dated as of June 15, 2020, by Lavender Fields, LLC.

10.3	Development Loan Agreement, dated as of June 19, 2020, between BOKF, NA dba Bank of Albuquerque and Lavender Fields, LLC.

10.4	Non-Revolving Line of Credit Promissory Note, dated June 19, 2020, by Lavender Fields, LLC in favor of BOKF, NA dba Bank of Albuquerque.

10.5	Mortgage, Security Agreement and Financing Statement, dated as of June 19, 2020, between BOKF, NA dba Bank of Albuquerque and Lavender Fields, LLC.

10.6	Guaranty Agreement, dated as of June 19, 2020, made by AMREP Southwest Inc. for the benefit of BOKF, NA dba Bank of Albuquerque.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: June 19, 2020	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Promissory Note, dated as of June 15, 2020, between MesoAM LLC and Lavender Fields, LLC.

10.2	Mortgage, Security Agreement and Fixture Filing, dated as of June 15, 2020, by Lavender Fields, LLC.

10.3	Development Loan Agreement, dated as of June 19, 2020, between BOKF, NA dba Bank of Albuquerque and Lavender Fields, LLC.

10.4	Non-Revolving Line of Credit Promissory Note, dated June 19, 2020, by Lavender Fields, LLC in favor of BOKF, NA dba Bank of Albuquerque.

10.5	Mortgage, Security Agreement and Financing Statement, dated as of June 19, 2020, between BOKF, NA dba Bank of Albuquerque and Lavender Fields, LLC.

10.6	Guaranty Agreement, dated as of June 19, 2020, made by AMREP Southwest Inc. for the benefit of BOKF, NA dba Bank of Albuquerque.